UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

November 15, 2021

Date of Report (Date of Earliest event reported)

SHARING SERVICES GLOBAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55997	30-0869786
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Coit Road, Suite 290, Plano, Texas 75075

(Address of principal executive offices)

Registrant’s telephone number, including area code:	469-304-9400

SHARING SERVICES GLOBAL CORPORATION

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (/Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company’s Board of Directors appointed Anthony S. Chan, 57, a certified public accountant registered with the State of New York, to serve as the Company’s Chief Financial Officer, effective November 15, 2021. Prior to his appointment, Mr. Chan has served, since 2014, as President and Co-founder of CA Global Consulting, Inc. and, since 2020, as Director of Assurance and Advisory Services of Wei, Wei & Co., LLP, a PCAOB-registered public accounting firm with offices in Queens, New York, Los Angeles, California, and Beijing, China. Prior to that, Mr. Chan served as Chief Financial Officer of several public companies, including Sino-Global Shipping America, Ltd (NASDAQ:SINO), Helo Corp. (OTC:HLOC) and SPI Energy Company, Ltd. (NASDAQ:SPI).

In connection with Mr. Chan’s appointment, on November 15, 2021, the Company and Mr. Chan entered into a three-year employment agreement (the “Employment Agreement”) pursuant to which Mr. Chan will receive an annual base salary of $270,000. Mr. Chan will also be eligible to participate in any bonus plan as may be approved from time to time by the Board of Directors and will be entitled to participate in all benefit programs provided by the Company to its employees.

The Board of Directors can terminate the Employment Agreement at any time with or without Cause (as such term is defined in the Employment Agreement) and Mr. Chan can resign with or without Good Reason (as such term is defined in the Employment Agreement). If employment were to be terminated with or without Cause or if Mr. Chan resigns with or without Good Reason, he would receive an aggregate amount equal to six months of his annual base salary plus all earned and unpaid paid time off, if any, calculated as of the date of termination.

With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between any director or executive officer of the Company. With respect to the disclosure required by Item 404(a) of Regulation S-K, there are no relationships or transactions between any director or executive officer of the Company that would be required to be reported.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2021	SHARING SERVICES GLOBAL CORPORATION

	By:	/s/ John Thatch
	Name:	John Thatch
	Title:	President, Chief Executive Officer and Vice Chairman of the Board of Director

3